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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2003

LUNA GOLD CORP.
(Exact name of Registrant as specified in its charter)

WYOMING	333-41516	98-0226032
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.

SUITE 1600, 777 DUNSMUIR STREET
PO BOX 10425 PACIFIC CENTRE
VANCOUVER, BRITISH COLUMBIA CANADA V7Y 1K4
(Address of principal executive offices) (Zip code)

(604) 689-7317
(Registrant's telephone number, including area code)

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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press Release

ITEM 9.       REGULATION FD DISCLOSURE

Press release granting stock options pursuant to plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LUNA GOLD CORP. (Registrant)

September 24, 2003	/s/ David De Witt
David De Witt President and Director